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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       AUGUST 11, 1997
                                                 ----------------------------


                               ACT NETWORKS, INC.
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               (Exact name of registrant as specified in charter)



         DELAWARE                      0-25740                   77-0396887
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


 188 CAMINO RUIZ, CAMARILLO, CALIFORNIA                             93012
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code        (805) 388-2474
                                                   -----------------------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)


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                          Exhibit Index is Sequentially
                                 Numbered Page 4


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         The Registrant hereby amends the following items of its Report on Form
8-K filed with the Securities and Exchange Commission on August 26, 1997. The event reported was inadvertently reported under Item 2 rather than under Item 5.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         N/A.

ITEM 5.  OTHER EVENTS

         On August 11, 1997, ACT Networks, Inc. (the "Registrant") and ACT Networks (BNS), Inc. ("Purchaser"), a wholly-owned subsidiary of the Registrant, acquired (the "Acquisition") certain assets, including substantially all of the technology and certain engineering personnel, of Sourcecom, Inc., a California corporation ("Sourcecom") pursuant to a voluntary bankruptcy proceeding filed by Sourcecom. Sourcecom develops, manufactures, and markets high performance broadband access devices.

         The Acquisition was achieved pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated as of July 16, 1997, by and between the Purchaser and Sourcecom. No material relationship existed between Sourcecom and the Registrant, the Registrant's affiliates, directors or officers, or any associate of any of the Registrant's directors or officers. The aggregate purchase price (the "Purchaser Price") paid by the Registrant and Purchaser to Sourcecom was a total of approximately $8,000,000 in cash which was paid to Sourcecom upon consummation of the Acquisition on August 11, 1997 (the "Closing").

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

             N/A

         (b) Pro Forma Financial Information.

             N/A

         (c) Exhibits:

             Exhibit
             Number    Description
             -------   -----------

              2.2      The Asset Purchase Agreement by and between ACT Networks
                       (BNS), Inc. and Sourcecom, Inc., dated as of July 16, 1997.*

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*  The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to this document to the Securities and Exchange Commission upon request.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   November 11, 1997             ACT NETWORKS, INC.



                                      /s/   Melvin L. Flowers
                                      -----------------------------------------
                                      Melvin L. Flowers, Vice President Finance
                                      and Chief Financial Officer



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                                INDEX TO EXHIBITS


                                                                    Sequentially
                                                                      Numbered
Exhibit                      Description                                Page
-------                      -----------                            ------------

2.2      The Asset Purchase Agreement by and between the
         Purcaser and Sourcecom, Inc. dated as of July 16, 1997.          *






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*  Previously filed with the Registrant's Form 8-K filed on August 26, 1997.


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